SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2003

                              BULL RUN CORPORATION
             (Exact name of registrant as specified in its charter)

    GEORGIA                           0-9385                     58-2458679
---------------                  ----------------            ------------------
(State or other                  (Commission File              (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)

                   4370 PEACHTREE ROAD, ATLANTA, GEORGIA 30319
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (404) 266-8333
                                 --------------
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits -
      Exhibit 99 - Press release dated July 16, 2003

Item 9. Regulation FD Disclosure

The information set forth under this Item 9 is being furnished pursuant to "Item
12. Results of Operations and Financial Condition" of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 16, 2003, Bull Run Corporation issued a press release reporting its financial results for the third quarter and nine months ended May 31, 2003. A copy of the press release is hereby attached hereto as Exhibit 99 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2003                 BULL RUN CORPORATION

                                    By: /s/ FREDERICK J. ERICKSON
                                        ---------------------------------
                                        Frederick J. Erickson
                                        Vice President - Finance,
                                        Chief Financial Officer, Treasurer and
                                        Assistant Secretary


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